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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) October 3, 2000
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                     Computer Network Technology Corporation
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               (Exact name of registrant as specified in charter)



Minnesota                 0-139944               41-1356476
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(State or other           (Commission           (IRS Employer
jurisdiction of           File Number)          Identification No.)
incorporation)



     6000 Nathan Lane North, Plymouth, Minnesota 55442
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(Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code (763) 268-6000
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(Former name or former address, if changed since last report.)


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Item 5.  Other Events.

Herewith is the form of Underwriting Agreement to be used in connection with the registrant's offering of its common stock pursuant to Registration Statement Number 333-80841. The Underwriting Agreement is attached hereto as Exhibit 1.1.



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FORWARD LOOKING INFORMATION

Information contained herein and in the Exhibit hereto may contain forward looking statements that involve risks and uncertainties with respect to the fair value of assets acquired, the amount of liabilities assumed and otherwise. These forward looking statements include the words "believes," "expects," "anticipates" and similar expressions. These forward looking statements involve certain risks and uncertainties, including those related to general economic and business conditions, changes in market conditions and competitive pressures.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       COMPUTER NETWORK TECHNOLOGY CORPORATION



Dated: October 3, 2000                     By: /s/ Jeffrey A. Bertelsen
                                           -----------------------------------
                                           Name:   Jeffrey A. Bertelsen
                                           Title:  Corporate Controller and
                                                   Treasurer




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                                  EXHIBIT INDEX



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EXHIBIT               DESCRIPTION
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1.1                   Underwriting Agreement among Computer Network Technology
                      Corporation, Bear, Stearns & Co. Inc., SG Cowen Securities Corporation and Wit Soundview Corporation.
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